PROSPECTUS SUPPLEMENT

TALCOTT RESOLUTION LIFE AND ANNUITY INSURANCE COMPANY
Separate Account VL II of Talcott Resolution Life and Annuity Insurance Company

Supplement dated July 17, 2024,
to
Prospectuses dated May 1, 2024,
for
Hartford Leaders VUL LegacyTM Policies

This supplement updates and amends certain information contained in the current prospectus and updating summary prospectus, as applicable, for your variable universal life insurance Policy, as well as any subsequent supplements thereto. You should read this supplement carefully and retain it for future reference.

The following changes are effective as of July 15, 2024:
1.Franklin Advisers, Inc. replaced Putnam Investment Management, LLC as the investment manager and Putnam Investment Management, LLC was added as a subadviser for the following Funds: Putnam VT Diversified Income Fund and Putnam VT Global Asset Allocation Fund.
2.Franklin Advisers, Inc. was added as a subadviser to the following Funds: Putnam VT International Equity Fund, Putnam VT International Value Fund, Putnam VT Large Cap Growth Fund, Putnam VT Large Cap Value Fund, and Putnam VT Small Cap Value Fund.
Due to the changes listed above, the rows for these Funds in APPENDIX A: Funds Available Under the Policy are hereby revised.

To obtain a copy of the current prospectus or updating summary prospectus, please visit
www.policyowner-services.com/productperformance or call 800-231-5453.

PRODUCTSUP229                                                HLP-201